Exhibit 99.1

 Bread FinancialMorgan Stanley U.S. Financials, Payments & CRE ConferenceJune 14, 2022  ©2022 Bread Financial | Confidential & Proprietary  1

 2   A tech-forward financial services company providing simple, personalized payment, lending, and saving solutions  ©2022 Bread Financial

 ©2022 Bread Financial  Credit sales remain up double digits year-over-year through May  Average and End of Period loans for May up 12% year-over-year  Payments rates remain elevated across Vantage ranges versus pre-pandemic levels; seeing gradual moderation  Delinquency rate remains strong, with May at 4% and a stable outlook for 2022  May net loss rate negatively impacted by ~90 basis points related to a pending contractual dispute. Excluding the impact, the 2Q22 net loss rate is still expected to be near the high end of our full year guidance of low- to mid-5%  Fiserv conversion remains on track  3  Mid-Quarter 2Q22 Financial Update

 Our Business Transformation  A leading provider of tech-forward payment, lending, and saving solutions  4  Guiding business principles to drive sustainable, profitable growth  Expanded our product suite and direct-to-consumer offerings  Enhanced our core technology and digital capabilities  Focused on improving our capital ratios and reducing our leverage  Increased emphasis on Environmental, Social, and Governance  ©2022 Bread Financial  Strong corporategovernance  Proactive risk management  Prudent balance sheetmanagement  Disciplined expense management

 Milestone Events  New leadership team & continued Board refreshment  Launched the Comenity® Mastercard®  Launched enhanced digital capabilities for our brand partners  Transitioned core processing to Fiserv   Acquired versatile payment platform with installment loan and split pay (BNPL)  Record year for new signings and renewals  Announced strategic platform relationships  2020  2021  Completed spinoff  of Loyalty Ventures  5  2022  Launched Bread CashbackTM American Express® Credit Card  Rebranded as atech-forward financial services company  ©2022 Bread Financial

Differentiated Products & Brand Partnerships

Expanded product offerings provide consumer choice across the total addressable market

Budget/Cash Flow ⟷ Rewards/Convenience

Gen Z	Millennial	Gen X	Baby Boomer
Installment Loans	Installment Loans	Installment Loans	Installment Loans
	Private Label Credit Card	Private Label Credit Card	Private Label Credit Card
		Co-Brand Credit Card	Co-Brand Credit Card
	Proprietary Credit Card	Proprietary Credit Card	Proprietary Credit Card
Split-Pay (BNPL)	Split-Pay (BNPL)		
Savings Products	Savings Products	Savings Products	Savings Products

Product
Graduation
from credit building products to a full suite of financial offerings

Product
Optimization
presents the right product, to the right customer, at the right time

Long history of brand partnership success

Card Partner Loyalty

>90%
Partner renewal rate

15 years
Average tenure

Well Diversified

~130
Card partner programs in multiple industry verticals

U.S. Consumer Penetration

We've put a card in the wallets of
1 in 7
American adults, including 1 in 5 U.S. female adults

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Product Diversification

Diversifying our product mix to optimize risk-adjusted returns and deliver sustainable, profitable growth

End-of-Period Loan Balances

3/31/2022


4%
1%
32%
63%
Private Label
Co-Brand
Proprietary
BNPL

12/31/2009


7%
93%

Co-Brand, proprietary, and BNPL now comprise over 1/3 of loan balances

Private Label
(Closed Network)


ULTA

- Long history of successes with programs tailored to build customer loyalty with our partners' brands
- Traditional PLCC average loan ~$400; also provide promotional "Big Ticket" PLCC financing
- Higher revenue yields; deeper underwriting; lower credit lines

Co-Brand
(Open Network)


NFL
VISA

- Ideal for well known brands; builds brand loyalty and enables general purpose network spend, improving diversification
- Majority of Co-Brand portfolio >660 Vantage score
- Higher credit scores; higher credit lines; lower revenue yields

Proprietary
(Open Network)


cashback

- General purpose cashback cards to capture incremental spend, and build and retain customer relationships
- Increases total addressable market, including the Millennial and Gen Z populations
- No partner risk or share of economics

BNPL

bread pay™

- Buy Now, Pay Later (BNPL) consists of both digital installment and split pay offerings
- Bolsters full suite of products to provide consumer choice with focus on Millennials and Gen Z
- Over 95% of loans are installment

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Strengthened Financial Resilience

Strong PPNR margin and strengthened balance sheet provide improved financial resilience

Positive Profit Margin Maintained in Stressed Scenarios


~12%
PPNR Margin(1) held @ 1Q22 12%
Less: Credit Losses
7.2%
6.0-6.5%
4.0-4.5%
2.5-3.0%
Positive Profit Margin
1Q22 (Actuals)
Baseline (LT Range)
Moderate Recession...
Severe Recession...

Net Loss Rate	Range of Net Loss Rates		
4.8%	5.5-6.0%	7.5-8.0%	9.0-9.5%

Expect to outperform historic loss levels due to enhanced credit risk management

*In addition to strong profit margins, **strengthened balance sheet ratios and credit mix** provide more layers and confidence of resilience.*

- **Loan Loss reserve materially higher.** Rate of **10.8%, up 480 bps** from year-end 2019 and prior pre-recession periods.
- **Capital ratios significantly improved.** TCE/TA ratio at **7.8%**; was negative during various periods and up 300 bps from spin.
- **Credit mix shifting to higher quality.** Risk score mix with >660 at **61%**, above the 52% pre-pandemic level and higher than any other pre-recession period.

Enhanced Credit Risk Management

- ✓ Diversification across products, partners, and channels
- ✓ Stronger underwriting resulting from enhanced technology, monitoring, and data
- ✓ Prudent and proactive line management
- ✓ Well-established risk appetite metrics
- ✓ Recession readiness playbook in place

(1) Pretax pre-provision earnings (PPNR) / average loans. PPNR is a non-GAAP financial measure.

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 Technology Innovation  9  Bolstered technology modernization of our core processing and digital properties, driving convenience and choice  Full product suite coupled with our data and analytics expertise provide personalized experiences offering the right product for the consumer in the channel of their choice  Bread Pay platform strengthens our versatile tech stack with API-configured, headless integration capabilities, and expands our total addressable market and distribution network  Customer Account Center redesign provides simplified navigation, enhanced transaction & dashboard views, and reinforces engagement with Rewards  Digital Modernization  Accelerate Customer Centric Growth  Seamless Self Service & Engagement  Deliver a Robust Set of Product and Partner Capabilities  ©2022 Bread Financial  Enhanced our core technology and digital capabilities

 Long-Term Company Financial Targets  High single-digit annual loan growth  Average of $20 billion in 2023  Positive operating leverage  2022 and beyond  Net loss rate   less than 6%  Average through-the-cycle target range  Return on Equity  mid- to high-20% Range  10  Capital Priorities  Announced at Investor Day in May 2021 based on 3-year outlook  ©2022 Bread Financial

 Areas of focus  Environmental, Social, and Governance  Proxy statement features enhanced, integrated ESG disclosure, in line with our ESG report released in May 2022.  Sustainability Governance   Fair & Responsible Banking  Secure & Responsible Use of Data  Human Capital Management  Environment, Climate Risk  Community Investment  Multi-Stakeholder Financial Wellness  11  ©2022 Bread Financial

Bread Financial Leadership Team & Board of Directors

Executive Leadership Team with ~150 years of Combined Industry Experience



Ralph Andretta
President & CEO



Perry Beberman
EVP & CFO



Val Greer
EVP & Chief Commercial Officer



Tammy McConnaughey
EVP, Operations & Credit Risk



Joe Motes
EVP, CAO & General Counsel

Engaged & Diverse Board of Directors



Roger Ballou



John Gerspach



Karin Kimbrough



Rajesh Natarajan



Timothy Theriault



Laurie Tucker



Sharen Turney



Ralph Andretta

Successful execution of multi-year Board refreshment program

- Challenging, supportive Board
- Responsible decision-making
- Active oversight of ESG strategy and execution

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Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions, inflation, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, which remain difficult to predict.  We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  Non-GAAP Financial Measure  We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, certain information included within this presentation, constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pretax pre-provision earnings (“PPNR”) is calculated by increasing Income from continuing operations before income taxes by Provision for credit losses. We use PPNR internally as a metric to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses; we believe the use of this non-GAAP financial measure provides additional clarity in understanding our results of operations and trends. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, please see our Quarterly Report on Form 10-Q for the most recent quarter end, filed with the Securities and Exchange Commission.  ©2022 Bread Financial  13

 Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally-enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.     Formerly Alliance Data, Bread Financial is an S&P MidCap 400 company headquartered in Columbus, Ohio, and committed to sustainable business practices powered by its 6,000+ global associates. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.  About Bread Financial™  14  Brian Vereb  Head of Investor Relations  Office: (614) 528-4516  E-mail: brian.vereb@breadfinancial.com  ©2022 Bread Financial